SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 18, 2007

TRUE NORTH ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51519	98-043482
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Allen Center, 1200 Smith Street 16th Floor, Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

(713) 353-3948
(Registrant’s telephone number, including area code)

__________________________________________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 18, 2007 we and our newly formed, wholly-owned subsidiary, ICF Energy Corporation (“ICF”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Valens U.S. SPV I, LLC (“Valens US”), a Delaware limited liability company in its capacity as Agent and with Valens US and Valens Offshore SPV II, Corp. in their capacities as purchasers (the “Purchasers”). Pursuant to the Securities Purchase Agreement, we and ICF sold secured term notes (the “Secured Notes”) to the Purchasers in the aggregate principal amount of $3,750,000, following which the Purchasers became our and ICF's senior secured lenders. At closing, on September 19, 2007, we utilized approximately $2,260,000 of the Secured Notes proceeds to pay Prime Natural Resources, Inc. (“Prime”) the balance of the cash component of the purchase price due to Prime under the Purchase and Sale Agreement between ICF and Prime (the “Prime Purchase Agreement”) entered into on August 31, 2007. On September 19, 2007, we also issued 1,928,375 shares of our common stock to Prime representing payment of the stock component of the purchase due to Prime under the Prime Purchase Agreement. In connection with this issuance, we granted Prime piggyback registration rights.

The cash and stock payments allowed us to complete ICF’s acquisition of certain oil and gas assets of Prime including two producing wells with an estimated two BCF of recoverable gas. The producing properties are currently producing approximately one million standard cubic feet per day of gas and ten barrels of oil per day, net to the asset owner. All revenues from these producing assets and all other assets owned by ICF are required to flow through a controlled lockbox account to insure that part of such revenues will be used to repay the obligations under the Secured Notes. In the event of a default by us or ICF under the Securities Purchase Agreement, the Secured Notes or any related agreements, the Purchasers will have the right to block the account until the default is remedied. Repayment of the Secured Notes and satisfaction of our and ICF’s other obligations under the Securities Purchase Agreement and related agreements has been secured by the grant of liens and other security interests on all of our and ICF’s principal assets. To further secure the debt, we have pledged our ICF shares to the Purchasers.

In addition to the foregoing, pursuant to the Securities Purchase Agreement and related agreements:

•	we issued common stock purchase warrants to the Purchasers to purchase up to an aggregate of 1,953,126 shares of our common stock (the “Company Warrants”);

•	ICF issued common stock purchase warrants to the Purchasers to purchase up to an aggregate of 1,000 shares of common stock of ICF (the “ICF Warrants”);

•
ICF issued to the Purchasers an aggregate 5% overriding royalty interest in the oil and gas properties of ICF which reduces to an aggregate 3% overriding royalty interest upon the payment in full of the Secured Notes;

•
we and ICF paid to the Purchasers and/or Valens Capital Management, LLC, the investment manager for the Purchasers an aggregate of approximately $336,000 consisting of transaction fees, advance prepayment discount deposits, due diligence fees and the reimbursement of expenses (including legal fees and expenses) incurred by the Purchasers in connection with the entering into of the Securities Purchase Agreement and related agreements;

•	we and ICF agreed to negative covenants customary for transactions of this type;

•	we and ICF granted registration rights to the Purchasers with respect to the shares underlying the Company and ICF warrants;

•
we and ICF granted the Purchasers a right of first refusal to provide additional financing sought by us, ICF, or our respective subsidiaries, if any, until such time as all obligations of ours and ICF to the Purchasers have been paid in full excluding financing for the contemplated Powder River Transaction, as hereinafter defined;

•
we and ICF entered into an agreement with the Purchasers to negotiate the terms of a shareholders agreement between the Purchasers and the then shareholders of ICF at such time, if ever, that the Purchasers exercise the ICF warrants, such shareholders agreement to require ICF to seek the written approval of the Purchasers before taking certain actions;

•
EH&P Investments AG (“EH&P”), the holder of an aggregate of $500,000 of our promissory notes entered into a subordination agreement with Valens US, in its capacity as agent for the Purchasers in which EH&P agreed to take a junior position to that of the Purchasers;

•	we utilized approximately $252,384 of the net proceeds from the Secured Notes to pay off our August 23, 2007 secured promissory notes in the aggregate principal amount $250,000;

•
we and ICF entered into a Collateral Assignment with Valens US, in its capacity as agent for the Purchasers, whereby we and ICF assigned to Valens US for the ratable benefit of Valens US and the Purchasers all of our rights, but not the obligations, under the Prime Purchase Agreement and related agreements;

•
we and ICF entered into a Master Security Agreement, dated September 18, 2007 whereby we assigned and granted to Valens US, as Agent, for the ratable benefit of the Purchasers, a security interest in certain property now owned or at any time thereafter acquired by us or ICF, or in which we or ICF have or at any time in the future may acquire any right, title, or interest;

•
we paid $192,000, agreed to issue 300,000 common stock purchase warrants with an exercise price of $0.48 per share and granted piggyback registration rights with respect to the shares underlying the warrants to a financial advisor as a finder’s fee; and

•
we and ICF executed a post closing letter dated as of September 18, 2007 withValens US, in its capacity as Agent for the Purchasers, in which Valens US agreed to allow us to satisfy certain requirements under the Securities Purchase Agreement on a post closing basis, the failure of which to achieve within the applicable time limits contained therein constitutes an event of default under the Securities Purchase Agreement and related agreements.

The Secured Notes which mature on September 18, 2010 (the “Maturity Date”) provide for interest payments on the outstanding principal amount at the rate of 13% per annum payable monthly in arrears. Amortizing payments of principal are also due monthly. Commencing October 1, 2007 and on the first business day of such succeeding month thereafter through and including the Maturity Date (each an “Amortization Date”) we and ICF are required, jointly and severally, to make monthly payments to the Purchasers in an amount equal to the monthly Amortization Amount (which includes any accrued and unpaid interest on such portion of the principal amount) plus any and all other unpaid amount which are then owing under the Notes, the Purchase Agreement and/or any related agreements. For each Amortization Date during the period ending on September 18, 2008, Amortization Amount means an amount equal to the greater of (i) $100,000 and (ii) sixty percent (60%) of the net revenue (the “Net Revenue Amount”) relating to all oil and gas properties of ICF (collectively, the Oil and Gas Properties”) for the calendar month immediately preceding the applicable Amortization Date and (b) for each Amortization Date thereafter, an amount equal to the greater of (i) $100,000 and (ii) eighty percent (80%) of the Net Revenue Amount relating to the Oil and Gas Properties for the calendar month immediately preceding the applicable Amortization Date, provided, however, such percentage will increase to one hundred percent (100%) upon the occurrence and during the continuance of an event of default.

The Company Warrants are exercisable at any time during the five year period ending September 18, 2012 at an exercise price equal to the lesser of (i) $0.48 per share or, (ii) if the transactions contemplated by a purchase and sale agreement involving oil and gas assets and properties in Wyoming’s Powder River Basin (the “Powder River Transaction”) being negotiated between us and Angel LLC, CN Energy LLC, Swanson Energy Company, LLC, Fuel Exploration, LLC, MHBR Energy LLC, and Rocky Mountain Rig LLC (collectively the “Sellers”) are consummated, a price equal to the then fully diluted price per share of the Company common stock issued by us to the Sellers in connection with such purchase and sale agreement. The Company Warrants contain customary adjustment provisions for events affecting the Company and its common stock. The Purchasers have been granted registration rights with respect to the Company Warrants.

The ICF Warrants are only exercisable in the event the Powder River Transaction is not consummated on or before January 18, 2008. The exercise price of the ICF Warrants is $0.01 per share. The ICF Warrants contain a cashless exercise provision and customary adjustment provisions for events affecting ICF and its common stock. The Purchasers have been granted registration rights with respect to the ICF Warrants.

The Company Registration Rights Agreements provide for the registration of the shares underlying the Company Warrants. They require us to file a registration statement by the earlier of (i) January 18, 2008 and (ii) if we and/or ICF have been notified or become aware that consummation for the Powder River Transaction will not occur prior to January 18, 2008 the date that is the later of (A) 30 days from the date of such notification or awareness and (B) November 17, 2007. We are further required to have the registration statement declared effective (i) on or before 200 days following September 18, 2007 if the Powder River transaction is consummated on or before January 18, 2008 and (ii) on or before 180 days following September 18, 2007 if the Powder River Transaction is not consummated on or before January 18, 2008. The Company Registration Rights Agreements require us to pay liquidated damages if we do not satisfy our obligations under such agreements, including our obligations to file, obtain, or maintain the effectiveness of registration statements as required under the Company Registration Rights Agreements.

The ICF Registration Rights Agreements provide for the registration of the ICF shares underlying the ICF Warrants and apply only in the event that (i) the Powder River Transaction is not consummated on or prior to January 18, 2008 and (ii) ICF becomes a public reporting company. If applicable, ICF is required to file a registration statement 60 days after the later of (i) the date on which ICF becomes a public reporting company and (ii) the earlier of (A) January 18, 2008 and (B) the date on which we or ICF receive notice that the Powder River Transaction is not going to occur prior to January 18, 2008 (the “Filing Date”). ICF is further required to have the registration statements declared effective (the “Effective Date”) no later than 120 days following the Filing Date. The ICF Registration Rights Agreements require us to pay liquidated damages if we do not satisfy our obligations under such agreements, including our obligation to file, obtain or maintain the effectiveness of registration statements as required under the ICF Registration Rights Agreements.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As discussed in greater detail in Item 1.01 hereof, on September 19, 2007 we and ICF Energy Corp. completed the sale of $3,750,000 in secured promissory notes and related transactions under the September 18, 2007 Securities Purchase Agreement among us, ICF Energy Corp., Valens U.S. SPV I, LLC, as Agent and Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp. as Purchasers.

As discussed in greater detail in Item 1.01 hereof, on September 19, 2007 our wholly owned subsidiary, ICF Energy Corp., completed its purchase of assets under a Purchase and Sale Agreement executed on August 31, 2007 between ICF Energy Corp. and Prime Natural Resources, Inc. which has been given retroactive effect to July 1, 2007.

ITEM 3.01 UNREGISTERED SALES OF EQUITY SECURITIES

As discussed in greater detail in Item 1.01 hereof, we and ICF Energy Corp. issued common stock and warrants in connection with the Prime Natural Resources, Inc. and Valens entities transactions. All of these issuances were made in reliance on Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits filed as part of this Report are as follows:

Exhibit 4.1	$1,874,596 Secured Term Note of Registrant and ICF Energy Corp. dated September 18, 2007 issued to Valens Offshore SPV II, Corp.

Exhibit 4.2	$1,875,404 Secured Term Note of Registrant and ICF Energy Corp. dated September 18, 2007 issued to Valens Offshore SPV I, LLC

Exhibit 4.3	Warrant of Registrant dated September 18, 2007 issued to Valens Offshore SPV II, Corp. for the exercise of 976,353 shares

Exhibit 4.4	Warrant of Registrant dated September 18, 2007 issued to Valens U.S. SPV I, LLC for the exercise of 976,773 shares

Exhibit 4.5	Warrant of ICF Energy Corporation dated September 18, 2007 issued to Valens Offshore SPV II, Corp. for the exercise of 499 shares

Exhibit 4.6	Warrant of ICF Energy Corporation dated September 18, 2007 issued to Valens U.S. SPV I, LLC for the exercise of 501 shares

Exhibit 10.1
Securities Purchase Agreement dated as of September 18, 2007 among Registrant, ICF Energy Corporation, Valens U.S. SPV I, LLC as Agent and Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp. as Purchasers

Exhibit 10.2	Registration Rights Agreement dated as of September 18, 2007 between Registrant and Valens Offshore SPV II, Corp.

Exhibit 10.3	Registration Rights Agreement dated as of September 18, 2007 between Registrant and Valens U.S. SPV I, LLC.

Exhibit 10.4	Registration Rights Agreement dated as of September 18, 2007 between ICF Energy Corp. and Valens Offshore SPV II, Corp.

Exhibit 10.5	Registration Rights Agreement dated as of September 18, 2007 between ICF Energy Corp. and Valens U.S. SPV I, LLC.

Exhibit 10.6	Stock Pledge Agreement dated as of September 18, 2007 between Valens U.S. SPV I, LLC, as Agent, and Registrant.

Exhibit 10.7	Subordination Agreement dated as of September 18, 2007 among EH&P Investments AG, Valens U.S. SPV I, LLC, as Agent, Registrant, and ICF Energy Corporation.

Exhibit 10.8	Assignment, Bill of Sale and Conveyance dated September 18, 2007 between Prime Natural Resources, Inc. and ICF Energy Corporation.

Exhibit 10.9	Collateral Assignment dated as of September 18, 2007 among Registrant, ICF Energy Corporation and Valens U.S. SPV I, LLC, as Agent.

Exhibit 10.10	Master Security Agreement dated as of September 18, 2007 among Registrant, ICF Energy Corporation and Valens U.S. SPV I, LLC, as Agent.

Exhibit 10.11	Funds Escrow Agreement dated as of September 18, 2007 among Registrant, ICF Energy Corporation, Valens U.S. SPV I, LLC, as Agent, Valens Offshore SPV II, Corp. and Loeb & Loeb, LLP.

Exhibit 10.12	Agreement to Execute Shareholders’ Agreement dated as of September 18, 2007 among Registrant, ICF Energy Corporation and Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp.

Exhibit 10.13	Post Closing Letter Agreement dated as of September 18, 2007 between Registrant and Valens U.S. SPV I, LLC.

Exhibit 10.14	Piggyback Registration Rights Agreement dated as of September 18, 2007 between Registrant and Prime Natural resources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NORTH ENERGY CORPORATION

Dated: September 24, 2007	By:	/s/ John I. Folnovic
Name: John I. Folnovic Title: President and Chief Executive Officer